Exhibit 10.34

EXECUTION COPY



                                 LETTER WAIVER


                                              Dated as of August 28, 1998


To the banks, financial institutions
  and other institutional lenders
  (collectively, the "Lenders")
                      -------
  parties to the Credit Agreement
  referred to below and to Banque Nationale
  de Paris, as agent (the "Agent") for the Lenders
                           -----

Ladies and Gentlemen:

          We refer to the Credit Agreement dated as of April 24, 1998, (as amended, supplemented or otherwise modified through the date hereof, the "Credit
                                                                          ------
Agreement") among the undersigned and you.  Capitalized terms not otherwise
---------
defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

          Pursuant to an Asset Purchase Agreement dated as of August 31, 1998 (the "Asset Purchase Agreement") among the Borrower and its subsidiary, Falcon
      ------------------------
Shoe Mfg. Co. ("Falcon"), as sellers (the "Sellers"), and New Balance Athletic
                ------                     -------
Shoe, Inc. ("NBAS") and New Balance Trading Company, Ltd., as buyers (the
             ----
"Buyers"), the Sellers intend to sell certain of their assets (which assets are
-------
associated with the Sellers' "Dunham" trademark; the "Dunham Property"),
                                                      ---------------
including inventory and intellectual property, to the Buyers (the "Dunham
                                                                   ------
Sale"). The Sellers will receive a total consideration of no greater than $2,800,000 to be comprised of (i) a $1,600,000 cash payment (for the Dunham trademark) to be paid at the closing of the Asset Purchase Agreement, (ii) a $400,000 Promissory Note (the "Buyers' Note") from NBAS payable to the order of
                               ------------
Falcon (also for the Dunham trademark) payable August 31, 1999 and (iii) a cash payment expected to be approximately $700,000, but in any event no greater than $800,000 (for an initial on-hand bulk Dunham inventory sale) to be paid within 10 days after the closing of the Asset Purchase Agreement (each, individually, a "Payment" and collectively, the "Payments").
 -------                         --------

          We have reviewed the Credit Agreement and note that the following provisions will restrict our ability to consummate the Dunham Sale:

          1. Section 2.06(b)(ii) requires mandatory prepayment of the Acquisition Facility upon receipt of the Net Cash Proceeds from each Payment;

          2. Section 2.01(d) provides that amounts prepaid under Section 2.06 may not be reborrowed;

          3. Section 2.05(b)(iv) will require automatic and permanent reduction of the Acquisition Facility on the date of the mandatory prepayment required by Section 2.06(b)(ii);

          4. Section 5.02(e)(iv) permits a sale of assets for less than $3,000,000 only if such sale is not "a bulk sale of Inventory and a sale of Receivables other than delinquent accounts for collection purposes only"; and

          5. Section 5.02(f) does not permit the Sellers to invest in the Buyers' Note as a Payment.

          Accordingly, we hereby request that you waive, solely with respect to the Payments and solely to the extent necessary to consummate the Dunham Sale, the following provisions of the Credit Agreement:

          1. Section 2.01(d), which prevents reborrowing of prepaid Acquisition Advances;

          2. Section 2.05(b)(iv), which automatically and permanently reduces the amount of the Acquisition Facility;

          3. Section 5.02(e)(iv), which does not permit bulk sales of inventory; and

          4. Section 5.02(f), which does not permit investment in the Buyers' Note.

          This Letter Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, and the consent attached hereto executed by each Guarantor and each Grantor. The effectiveness of this Letter Waiver is conditioned upon the accuracy of the factual matters described herein. This Letter Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

          The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning a counterpart of this Letter Waiver to Philip R. Strauss at telecopier number (212) 848-7179 and at least four executed originals to Philip R. Strauss at Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022.

             [The remainder of this page left intentionally blank.]

      This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

          This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                    Very truly yours,

                                    IRON AGE CORPORATION


                                    By
                                      --------------------------------
                                      Title:



                                    IRON AGE HOLDINGS CORPORATION


                                    By
                                      --------------------------------
                                      Title:


Agreed as of the date first above written:

BANQUE NATIONALE DE PARIS,
     as Agent, Swing Line Bank,
     Issuing Bank and as Lender


By
  ---------------------------------
  Title:

By
  ---------------------------------
  Title:

KEYBANK NATIONAL ASSOCIATION


By
  ---------------------------------
  Title:


PNC BANK, NATIONAL ASSOCIATION


By
  ---------------------------------
  Title:


FIRST BANK NATIONAL ASSOCIATION


By
  ---------------------------------
  Title:


SWISS BANK CORPORATION,
  NEW YORK BRANCH


By
  ---------------------------------
  Title:


By
  ---------------------------------
  Title:

                                    CONSENT

                                         Dated as of August 28, 1998


          Each of the undersigned, as a Loan Party party to certain of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Letter Waiver), hereby consents to such Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Waiver, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Waiver, each reference in such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Waiver, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                    IRON AGE HOLDINGS CORPORATION


                                    By
                                      ---------------------------------
                                      Title:


                                    IRON AGE INVESTMENT COMPANY


                                    By
                                      ---------------------------------
                                      Title:


                                    FALCON SHOE MFG. CO.


                                    By
                                      ---------------------------------
                                      Title: